Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.
Joseph Onorati, Chief Executive Officer, and Fei (John) Han, Chief Financial Officer, each certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge that:
(1)The accompanying Annual Report on Form 10-K for the year ended December 31, 2025, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of DeFi Development Corp.

Date: March 30, 2026	By:	/s/Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chief Executive Officer
(Principal Executive Officer)

	By:	/s/Fei (John) Han
	Name:	Fei (John) Han
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)